SUPPLEMENT DATED JUNE 2, 2025
      TO THE PROSPECTUS AND SUMMARY PROSPECTUS EACH DATED APRIL 28, 2025
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                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VARIABLE SEPARATE ACCOUNT
                    Polaris Platinum II Variable Annuity
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This Supplement updates certain information in the Appendix A - Underlying
Funds Available Under the Contract in the most recent prospectus and updating summary prospectus (collectively, the "Prospectus"). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective on or about June 2, 2025, the CTIVP(R) - Principal Blue Chip Growth Fund was renamed the CTIVP(R) - Principal Large Cap Growth Fund (the "Fund"). Accordingly, all references to CTIVP(R) - Principal Blue Chip Growth Fund in the Prospectus are hereby deleted and replaced with CTIVP(R) - Principal Large Cap Growth Fund.

Additional information regarding the Fund, including the Fund prospectus, may be obtained by visiting our website at www.corebridgefinancial.com/ProductProspectuses or by calling (855) 421-2692.



            Please keep this supplement with your Prospectus.